UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2014

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX	75013
(Address of principal executive offices)	(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 3, 2014, Priority Fulfillment Services, Inc. (“PFS”), a wholly-owned subsidiary of PFSweb, Inc. (the “Company”), entered into, and consummated the transactions contemplated by, a Stock Purchase Agreement (the “Purchase Agreement”) with REV Solutions Limited, a Dubai corporation (“Seller”), Steven J. Stephan, an individual (“Stephan”), The Ashu Chahal Irrevocable Children’s Trust, (the “AC Trust”), The Babu Venkatesh Irrevocable Children’s Trust (the “BV Trust”), Babu Venkatesh, an individual (“Venkatesh”) and Ashu Chahal, an individual (“Chahal”) (Seller, Stephan, AC Trust, BV Trust, Venkatesh and Chahal being collectively referred to herein as the “Selling Parties”).

Pursuant to the terms of the Purchase Agreement, effective as of September 1, 2014, PFS purchased from the Seller all of the outstanding capital stock of REV Solutions, Inc., a Delaware corporation (“REV-US”) and 99.99% of the outstanding capital stock of REVTech Solutions India Private Limited, an Indian corporation (“REV-India”) (collectively, the “Shares”).

In consideration for the purchase of the Shares, PFS paid an aggregate cash payment of $2,580,000, subject to a post-closing adjustment to be based upon a closing date balance sheet analysis to be completed 90 days following the closing. In addition, PFS will pay the following additional amounts:

(a) An amount for calendar year 2014 (the “2014 Earn-out Payment”), payable in 2015, equal to 0.743 times the amount of “India Income” for calendar year 2014, provided, however, that, regardless of the amount of India Income, the 2014 Earn-out Payment shall not be less than $700,000.00, nor more than $1,500,000.00; and

(b) An amount for calendar year 2015 (the “2015 Earn-out Payment”), payable in 2016, equal to 0.615 times the amount of India Income for calendar year 2015, provided, however, that, regardless of the amount of India Income, the 2015 Earn-out Payment shall not be less than $700,000.00, nor more than $1,750,000.00.

For purposes of determining the 2014 Earn-out Payment and 2015 Earn-out Payment, “India Income” is defined as 1.25 times REV-India’s operating expenses, subject to certain excluded expenses.

At PFS’ election, up to $200,000 of the 2014 Earn-out Payment and up to $250,000 of the 2015 Earn-out Payment is payable in unregistered shares of Company common stock, based on its then current market value at the time of issuance.

None of the Selling Parties have any prior material relationship with PFS or the Company.

Item 8.01. Other Events.

On September 4, 2014, the Company issued a press release announcing the acquisition of REV-US and REV-India.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2014

PFSweb, Inc.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Executive Vice President and
Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated September 4, 2014.